FRONTEER FINANCIAL HOLDINGS, LTD. ANNUAL MEETING
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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Check the appropriate box:
[X]  Preliminary Proxy Statement               [ ] Confidential for use of the
| |  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        FRONTEER FINANCIAL HOLDINGS, LTD.
--------------------------------------------------------------------------------
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[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which the transaction applies:
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      (2)   Aggregate number of securities to which transaction applies:
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      (3)   Per unit price or other  underlying value  of transaction computed pursuant to Exchange Act Rule 0-11:
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[ ]    Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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




                        FRONTEER FINANCIAL HOLDINGS, LTD.
                               One Norwest Center
                         1700 Lincoln Street, 32nd Floor
                             Denver, Colorado 80203


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held on April 15, 1999



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Fronteer Financial Holdings, Ltd., a Colorado corporation (the "Company"), will be held in the Board Room of the Company, One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on Tuesday, April 15, 1999, at 10:00 a.m. Mountain Time, for the purpose of considering and voting upon proposals to:

     (1) elect five directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualify;

     (2) adopt an amendment to Article I of the Articles of Incorporation of the Company to change the name of the Company from "Fronteer Financial Holdings, Ltd." to "eVision USA.Com, Inc.;"

     (3) authorize the Board of Directors of the Company to adopt an amendment to the Company's Articles of Incorporation at such time as the Board of Directors deems it appropriate to effectuate a reverse split of the Company's outstanding Common Stock in such manner as is deemed necessary by the Board of Directors of the Company;

     (4) adopt an amendment to the September 1996 Incentive and Nonstatutory Stock Option Plan to increase the number of shares of Common Stock of the Company that are authorized to be optioned and sold under such plan from 2,500,000 to 7,500,000; and

     (5) transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

     Only stockholders of record at the close of business on March 3, 1999, are entitled to notice of and to vote at the Meeting and at any adjournment thereof.

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All stockholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   GARY L. COOK, SECRETARY

Denver, Colorado
March 15, 1999

                        FRONTEER FINANCIAL HOLDINGS, LTD.
                               One Norwest Center
                         1700 Lincoln Street, 32nd Floor
                             Denver, Colorado 80203

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 15, 1999


     This proxy statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Directors of Fronteer Financial Holdings, Ltd. (the "Company") to be used at the Annual Meeting of Stockholders (the "Meeting") to be held in the Board Room of the Company, One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on April 15, 1999, at 10:00 a.m. Mountain Time, and at any adjournment(s) thereof.

     This Proxy Statement and the accompanying Proxy will be mailed to the Company's stockholders on or about March 15, 1999.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by: (i) giving written notice of the revocation to the Company's corporate secretary; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count. If not revoked, the Proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy by the Stockholder, or, if no instructions are indicated, will be voted FOR the slate of directors described therein, FOR adoption of the amendment to Article I of the Articles of Incorporation of the Company to change its name from "Fronteer Financial Holdings, Ltd., to "eVision USA.Com, Inc.," FOR approval of a proposal to authorize the Board of Directors of the Company to adopt an amendment to the Company's Articles of Incorporation at such time as the Board of Directors deems it appropriate to effectuate a reverse split of the Company's outstanding Common Stock in such manner as is deemed necessary by the Board of Directors of the Company, and FOR approval of an amendment to the September 1996 Incentive and Nonstatutory Stock Option Plan to increase the number of shares of Common Stock of the Company that are authorized to be optioned and sold under such plan from 2,500,000 to 7,500,000.

                                VOTING SECURITIES

     Voting rights are vested exclusively in the holders of the Company's $0.01 par value Common Stock ("Common Stock") with each share entitled to one vote. Cumulative voting in the election of directors is not permitted. Only stockholders of record at the close of business on March 3, 1999, are entitled to notice of and to vote at the Meeting or any adjournments thereof. On March 3, 1999, the Company had _____________ shares of Common Stock outstanding.

                           PRINCIPAL STOCKHOLDERS AND
                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of March 3, 1999, the number of shares of outstanding Common Stock beneficially owned by each of the Company's current directors and executive officers, sets forth the number of shares of Common Stock beneficially owned by all of the Company's current executive officers and directors as a group, and sets forth the number of shares of Common Stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of Common Stock:

                                     Amount and Nature of
Name                                Beneficial Ownership(1)         Percent of Class
----                                ----------------------          ----------------

Fai H. Chan ........................   50,345,655(2)(5)(6)               81.2%


Robert H. Trapp ....................            0(3)(6)                     0%


Kwok Jen Fong ......................            0(3)(6)                     0%


Jeffrey M. Busch ...................            0(6)                        0%


Robert Jeffers, Jr .................            0(6)                        0%


Gary L. Cook .......................      100,000(4)(6)                    **


All executive officers and
directors as a group (6 persons) ...   50,445,655(2)(3)(4)(5)(6)         81.3%

Heng Fung Holdings Company .........   42,345,655(5)                     68.2%
Limited

--------------

**   Less than 1%.

(1) Except as indicated below, each person has the sole voting and/or investment power over the shares indicated.

(2) Consists of 8,000,000 shares underlying stock options and 42,345,655 shares beneficially owned by Heng Fung Holdings Company Limited. Mr. Chan is an executive officer, a director and a 10.73% stockholder of Heng Fung Holdings Company Limited. Mr. Chan's address is Lippo Protective Tower, 10th Floor, 231-235 Gloucester Road, Wanchai, Hong Kong.

(3) Messrs. Trapp and Fong are directors of Heng Fung Holdings Company Limited. Messrs. Trapp and Fong disclaim beneficial ownership of the shares beneficially owned by Heng Fung Holdings Company Limited.

(4) Consists of 100,000 shares underlying stock options held by Gary L. Cook, the Secretary, Treasurer and Chief Financial Officer of the Company.

(5) Includes 35,913,487 shares underlying convertible debentures owned or that may be acquired upon exercise of an option. Heng Fung Holdings Company Limited ("Heng Fung Holdings") is the parent company of Heng Fung Capital [S] Private Limited ("Heng Fung Private"). Heng Fung Private is the parent company of Heng Fung Finance Company Limited ("Heng Fung Finance"). 42,095,655 of the shares beneficially owned by Heng Fung Holdings are beneficially owned by Heng Fung Private, of which 37,402,514 of the shares are beneficially owned by Heng Fung Finance. Of the 37,402,514 shares beneficially owned by Heng Fung Finance, 35,913,487 of the shares are beneficially owned pursuant to a convertible debenture agreement with the Company described below in "Change In Control."

(6) Does not include stock options granted to such individuals on November 25, 1998, which do not vest until at least September 30, 1999.

                                CHANGE IN CONTROL

     In December 1997, Heng Fung Private purchased 1,136,364 shares of the Company's outstanding Common Stock from Robert A. Fitzner, Jr. and Robert L. Long, then officers and directors of the Company, and from two other employees of American Fronteer Financial Corporation, a wholly owned subsidiary of the Company ("AFFC"). In December 1997, Robert A. Fitzner, Jr. and Heng Fung Private agreed that, upon the regulatory approval of the National Association of Securities Dealers, Inc. ("NASD") of a change in the beneficial ownership of 25% or more of AFFC, Heng Fung Private would purchase an additional 3,556,777 shares of the Company's outstanding Common Stock from Mr. Fitzner. In connection with the transaction, the Company entered into an agreement ("Convertible Debenture Agreement") with Heng Fung Finance pursuant to which the Company agreed to sell Heng Fung Finance a ten year $4,000,000 10% Convertible Debenture. On December 26, 1997, the Board of Directors, at the request of Heng Fung Finance made pursuant to the terms of the Convertible Debenture Agreement, appointed Fai H. Chan and Robert H. Trapp to the Board of Directors.

     In December 1997, the Company sold Heng Fung Finance the ten year $4,000,000 10% Convertible Debenture that is convertible into shares of Common Stock of the Company at a price of $0.53125 per share until December 15, 2007, unless sooner paid, and an option to purchase a $11,000,000 10% Convertible Debenture that was convertible into shares of Common Stock of the Company at a price of $0.61 per share until ten years from the date of issue unless sooner paid. Subsequently, Heng Fung Finance partially exercised the option and purchased additional 10% Convertible Debentures totaling $2,500,000. On September 23, 1998, Heng Fung Finance and the Company agreed to amend the terms of the remaining $8,500,000 of the $11,000,000 10% Convertible Debenture by increasing the interest rate to 12%, changing the conversion price to the lower of $0.35 or the fair market value per share and changing the default conversion price to $0.10 per share. On September 25, 1998, Heng Fung Finance partially exercised its option to purchase $8,500,000 of 12% Convertible Debenture by purchasing a $500,000 12% Convertible Debenture from the Company. As of December 31, 1998, Heng Fung Finance had purchased a total of $7,000,000 of convertible debentures. The interest on the convertible debentures was paid with 192,418, 220,382, 283,618, and 442,609 shares of the Company's Common Stock for interest payments due March 31, 1998, June 30, 1998, September 30, 1998 and December 31, 1998, respectively.

     On January 29, 1998, the NASD approved the change in the beneficial ownership of 25% or more of AFFC, and on February 18, 1998, Heng Fung Private purchased the additional 3,556,777 shares of the Company's outstanding Common Stock from Mr. Fitzner. Contemporaneously with that purchase, Mr. Fitzner, Mr. Long and Dennis W. Olson resigned as directors of the Company and its subsidiaries. Also, Mr. Fitzner resigned as the Chairman of the Company and as the President and Chief Executive Officer of AFFC, Mr. Long resigned as the Secretary of the Company and Mr. Olson resigned as the President of the Company. At the same time, Mr. Chan and Mr. Trapp, the two remaining directors appointed at the request of Heng Fung Finance, reduced the number of directors on the Company's Board of Directors to three and appointed Kwok Jen Fong, a practicing solicitor in Singapore, as a director of the Company to fill the remaining vacancy. The directors also appointed Mr. Chan as the Chairman of the Board and the President of the Company, Mr. Trapp as Managing Director of the Company and Gary L. Cook as the Secretary and Treasurer of the Company. Messrs. Chan, Trapp and Brian F. Zucker also became directors of AFFC. Mr. Trapp was appointed the President of AFFC, Mr. Zucker was appointed the Managing Director of AFFC and Mr. Cook was appointed the Treasurer of AFFC. Mr. Cook also remained as the Secretary of AFFC. On February 20, 1998, the Board of Directors of the Company appointed Jeffrey M. Busch and Robert Jeffers, Jr., both practicing attorneys, as directors of the Company. In addition, because Heng Fung Finance purchased the additional 3,556,777 shares, it received the option to purchase the $11,000,000 10% Convertible Debenture described above.

                         ACTIONS TO BE TAKEN AT MEETING

     The Meeting has been called by the directors of the Company (the "Directors") for the purpose of considering and voting upon proposals to:

     (1) elect five Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualify;

     (2) adopt an amendment to Article I of the Company's Articles of Incorporation to change the name of the Company from "Fronteer Financial Holdings, Ltd." to "eVision USA.Com, Inc.;"

     (3) authorize the Board of Directors of the Company to adopt an amendment to the Company's Articles of Incorporation at such time as the Board of Directors deems it appropriate to effectuate a reverse split of the Company's outstanding Common Stock in such manner as is deemed necessary by the Board of Directors of the Company;

     (4) adopt an amendment to the September 1996 Incentive and Nonstatutory Stock Option Plan to increase the number of shares of common stock of the Company that are authorized to be issued under such plan from 2,500,000 to 7,500,000; and

     (5) transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

     The holders of a majority of the outstanding shares of Common Stock of the Company present at the Meeting in person or represented by proxy shall constitute a quorum. If a quorum is present, Directors are elected by a plurality of the vote, i.e., the candidates receiving the highest number of votes cast in favor of their election will be elected to the Board of Directors. As to all other actions voted on at the Meeting, if a quorum is present, the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote on the subject matter shall be the act of the stockholders. Where brokers have not received any instruction from their clients on how to vote on a particular proposal, brokers are permitted to vote on routine proposals but not on nonroutine matters. The absence of votes on nonroutine matters are "broker nonvotes." Abstentions and broker nonvotes will be counted as present for purposes of establishing a quorum, but will have no effect on the election of Directors. Abstentions and broker nonvotes on proposals other than the election of Directors, if any, will be counted as present for purposes of the proposals but will have no effect on the voting of the other proposals.

                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

     The number of Directors on the Company's Board of Directors has been established by resolution of the Board of Directors as five Directors. The terms of all of the current Directors expire at the Meeting.

     The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the five nominees for Director named below. If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Fai H. Chan, Robert
H. Trapp, Kwok Jen Fong, Jeffrey M. Busch, and Robert Jeffers, Jr. will hold office until the annual meeting of stockholders to be held in 2000, until their successors are duly elected or appointed or until their earlier death, resignation or removal. The nominees for Director, each of whom has consented to serve if elected, are as follows:

                    Director
Name of Nominee      Since    Age       Principal Occupation for Last Five Years
---------------     --------  ---       ----------------------------------------

Fai H. Chan          1997      54       Director of the Company  since  December
                                        26, 1997;  Chairman and President  since
                                        February  1998. Mr. Chan is the Chairman
                                        and  Managing   Director  of  Heng  Fung
                                        Holdings  Company Limited and has been a
                                        Director of Heng Fung  Holdings  Company
                                        Limited  since  September  2, 1992.  Mr.
                                        Chan was  elected  Managing  Director of
                                        Heng Fung  Holdings  Company  Limited on
                                        May 1,  1995  and  Chairman  on  June 3,
                                        1995.   Heng   Fung   Holdings   Company
                                        Limited's  primary  business  activities
                                        include  real  estate   investment   and
                                        development,   merchant   banking,   the
                                        manufacturing   of   building   material
                                        machinery,  pharmaceutical  products and
                                        retail  fashion.  Mr.  Chan has been the
                                        President  and a Director  of  Powersoft
                                        Technologies,  Inc.  (formerly  Heng Fai
                                        China  Industries,   Inc.),  which  owns
                                        various industrial companies, since June
                                        1994 and Chief Executive Officer thereof
                                        since   June   1995;   a   Director   of
                                        Intra-Asia  Equities,  Inc.,  a merchant
                                        banking   company,   since   June  1993;
                                        Executive    Director    of   Hua   Jian
                                        International  Finance  Co.,  Ltd.  from
                                        December 1994 until  December  1996; and
                                        Chairman  of the Board of  Directors  of
                                        American  Pacific  Bank since March 1988
                                        and  Chief  Executive   Officer  thereof
                                        between  April 1991 and April 1993.  Mr.
                                        Chan is also a  director  of Global  Med
                                        Technologies, Inc.

                    Director
Name of Nominee      Since    Age       Principal Occupation for Last Five Years
---------------     --------  ---       ----------------------------------------

Robert H. Trapp      1997      44       Director of the Company  since  December
                                        26,  1997;  the  Managing  Director  and
                                        member  of the  audit  committee  of the
                                        Company   since   February   1998;   the
                                        President of American Fronteer Financial
                                        Corporation  since  February  1998.  Mr.
                                        Trapp has been a  director  of Heng Fung
                                        Holdings Company Limited since May 1995;
                                        a Director of Inter-Asia Equities, Inc.,
                                        a  merchant   banking   company,   since
                                        February 1995 and the Secretary  thereof
                                        since  April 1994;  Director,  Secretary
                                        and Treasurer of Powersoft Technologies,
                                        Inc.    (formerly    Heng   Fai    China
                                        Industries, Inc.), which owns various industrial companies; and the Canadian operational manager of Pacific Concord
                                        Holding (Canada) Ltd. of Hong Kong, which operates in the consumer products industry, from July 1991 until November
                                        1997. Mr. Trapp is also a director of Global Med Technologies, Inc.

Kwok Jen Fong        1998      49       Director of the Company  since  February
                                        1998. Mr. Fong has been a director of Heng Fung Holdings Company Limited since
                                        1995. Mr. Fong has been a practicing solicitor in Singapore for at least the last five years. Mr. Fong is also a director of Global Med Technologies,
                                        Inc.

Jeffrey M. Busch     1998      41       Director of the Company  since  February
                                        1998. Mr. Busch is a member of the Company's audit committee and has been a practicing attorney for at least the last five years. Mr. Busch is also a director of Global Med Technologies,
                                        Inc.

Robert Jeffers, Jr.  1998      51       Director of the Company  since  February
                                        1998. Mr. Jeffers is a member of the Company's audit committee and has been a practicing attorney for at least the last five years.

     The Company's Board of Directors held 16 meetings during the Company's fiscal year ended September 30, 1998. Such meetings consisted of consent Directors minutes signed by all Directors and actual meetings at which all of the Directors were present in person or by telephone.

     On February 20, 1998, the Board of Directors appointed an Audit Committee composed of Robert H. Trapp, Jeffrey M. Busch and Robert Jeffers, Jr. The functions of the Audit Committee are to represent the Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial control practices of the Company and its subsidiaries. The Audit
Committee will annually review the qualifications and objectivity of the Company's independent auditors, the Company's accounting policies and reporting practices, the Company's contracts and internal auditing and internal controls, compliance with the Company's policies regarding business conduct and other matters as deemed appropriate. The Audit Committee is also empowered to conduct its own investigations into issues related to the aforementioned responsibilities and to retain independent counsel or outside experts for such purposes. The Audit Committee held no meetings during the fiscal year ended September 30, 1998. The Board of Directors has no standing nominating or compensation committees or committees performing similar functions.

     There is no longer any arrangement or understanding between any Director and any other person pursuant to which any person was selected as a Director.

     Directors of the Company received no compensation for their services as directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED ABOVE.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are Fai H. Chan, information pertaining to whom is set forth under "Election of Directors" above, and Gary L. Cook, information pertaining to whom is set forth below. The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of stockholders. Each executive officer will hold office until his or her successor duly is elected and qualified, until his or her death or resignation or until he or she shall be removed in the manner provided by the Company's Bylaws. Gary L. Cook's positions with the Company, his age and the period during which he has served as an executive officer of the Company are as follows:

Name of             Officer
Executive Officer    Since    Age       Principal Occupation for Last Five Years
-----------------   -------   ---       ----------------------------------------
Gary L. Cook         1996      40       Secretary  and  Treasurer of the Company
                                        since February 1998, and Chief Financial
                                        Officer of the Company  since  September
                                        1996.  From 1994 to 1996, Mr. Cook was a
                                        principal of a small venture in which he
                                        had majority ownership, and from 1982 to
                                        1994,  was a Senior Manager for KPMG LLP
                                        where he managed all  auditing  services
                                        for several clients in various financial
                                        and other industries,  and developed and
                                        implemented    accounting,     financial
                                        reporting and SEC reporting systems for growth companies. Mr. Cook is a director of Global Med Technologies, Inc.

     There is no arrangement or understanding between any executive officer and any other person pursuant to which any person was selected as an executive officer.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and for the Company's fiscal year ended
September 30, 1998, there were no Directors, officers or more than 10% stockholders of the Company that failed to timely file a Form 3, 4 or 5, other than Fai H. Chan, who failed to timely file a Form 3 and Form 4, Jeffrey Busch, who failed to timely file a Form 3, Robert Jeffers, Jr., who failed to timely file a Form 3, and Robert H. Trapp, who failed to timely file a Form 3, and Heng Fung Holdings Company Limited, Heng Fung Finance Company Limited, and Heng Fung Capital Private Limited, who failed to timely file a Form 4.

                             EXECUTIVE COMPENSATION

     The following table provides certain information pertaining to the compensation paid by the Company and its subsidiaries during the Company's last three fiscal years for services rendered by Fai H. Chan, the Chairman of the Board and the President of the Company, and Gary L. Cook, the Chief Financial Officer, Secretary and Treasurer of the Company. Also included is the former Chairman of the Board, Robert A. Fitzner, Jr.

                           Summary Compensation Table

                                                                                        Long Term
                                                                                      Compensation
                                                Annual Compensation                      Awards
                            Fiscal      --------------------------------------        ------------
                            Year                                    Other
                            Ended                                   Annual            Securities          All Other
Name and                    Septem-                                 Compen-           Underlying          Compensa-
Principal Position          ber 30,     Salary($)     Bonus($)      sation($)         Options(#)           tion($)
------------------          -------     --------      -------       ---------         ----------          ---------
Fai H. Chan                 1998           --           --              --                --                 --
 Chairman of the Board      1997           --           --              --                --                 --
 of Directors and           1996           --           --              --                --                 --
 President
Gary L. Cook                1998        100,728         --              --                --               4,092(b)
 Chief Financial            1997         90,000         --              --                --               3,344(b)
 Officer, Secretary         1996         28,423       10,000            --             100,000 (a)           --
 and Treasurer
 (also of AFFC)
Robert A. Fitzner, Jr.      1998         81,214         --              --                --                 609(b)
 Chairman of the Board      1997        172,124(c)    30,000            --                --               1,291(b)
(through February 10,       1996        162,000(c)    40,000            --                --              76,300(d)
1998)


(a) On September 10, 1996, Mr. Cook received a ten year option to purchase 100,000 shares of Common Stock at an exercise price of $0.625.

(b) Represents matching contributions to a 401(k) savings plan, health club dues and disability insurance premiums.

(c) Includes $30,000 paid as a director's fee to Mr. Fitzner by Secutron Corp., a majority owned subsidiary of the Company.

(d) Mr. Fitzner received a commission as a result of the sale of the clearing operation division of the Company and received an annual Company matching contribution as a result of his contribution to a savings plan.

                            OPTION GRANTS TO OFFICERS

     The following table provides information with respect to Gary L. Cook concerning unexercised options to purchase the Company's Common Stock held by him as of the end of the fiscal year ended September 30, 1998:

                                  Fiscal Year End Option Values
                     ----------------------------------------------------------
                        Number of Securities           Value of Unexercised
                       Underlying Unexercised          In-the-Money Options
                     Options at Fiscal Year End         at Fiscal Year End
Name                  Exercisable/Unexercisable     Exercisable/Unexercisable(1)
----                 --------------------------     ---------------------------
Gary L. Cook ..........   100,000 / 0                   $0    /   $0

     (1) The exercise price of the options owned by Mr. Cook was above the market price of the Company's Common Stock.

     On September 30, 1998, neither Fai H. Chan nor Robert A. Fitzner, Jr. owned any options to purchase shares of the Company's Common Stock. No options to purchase the Company's Common Stock were granted to and no options to purchase the Company's Common Stock were exercised by Fai H. Chan, Gary L. Cook or Robert
A. Fitzner, Jr. during the Company's fiscal year ended September 30, 1998.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     The Company has no compensation committee and no officer or employee or former officer of the Company or any of its subsidiaries during the fiscal year ended September 30, 1998 participated in deliberations with the Company's Board of Directors concerning executive officer compensation.

              BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors determines the compensation of the Company's executive officers, Fai H. Chan and Gary L. Cook. Fai H. Chan, the Chairman of the Board and the President of the Company, did not receive compensation during the fiscal year ended September 30, 1998. The compensation for Gary L. Cook, the Chief Financial Officer, Secretary and Treasurer of the Company, for the fiscal year ended September 30, 1998 was determined in accordance with the Company's overall compensation philosophy for all of the Company's employees. The purpose of both is to provide employees with base pay and benefits competitive with leading employers and with the opportunity through variable pay to earn superior compensation for outstanding business results. This compensation is linked to the Company's business strategies and reflects short and long term business performance and competitive factors. The Board of Directors annually reviews the compensation of its officers.

         Fai H. Chan, Chairman          Robert H. Trapp
         Kwok Jen Fong                  Jeffrey M. Busch
         Robert Jeffers, Jr.

                               STOCK OPTION PLANS

     Effective September 30, 1988, as amended September 10, 1996, the Company adopted an Incentive Stock Option Plan ("Plan"). The Plan authorized the granting of options to officers, directors, and employees of the Company to purchase 600,000 shares of the Company's Common Stock. No options were able to be granted after September 30, 1998. As of September 30, 1998, options to purchase 457,000 shares of the Company's Common Stock at $.625 per share through September 8, 2006, were outstanding and exercisable under the Plan.

     On April 8, 1996, as amended on September 10, 1996, the Company adopted the 1996 Incentive and Nonstatutory Option Plan ("1996 Plan"). The 1996 Plan authorizes the granting of options to officers, directors, employees and consultants of the Company to purchase 1,250,000 shares of the Company's Common Stock. No option may be granted after April 8, 2006.

     Under the 1996 Plan as of September 30, 1998, options to purchase 1,205,000 shares of the Company's Common Stock at $.625 per share through September 9, 2009 were outstanding, of which options to purchase 935,000 shares were exercisable.

     On April 8, 1996, as amended on February 19, 1997, the Company adopted the September 1996 Incentive and Nonstatutory Option Plan ("September 1996 Plan"). The September 1996 Plan authorizes the granting of options to purchase 2,500,000 shares of the Company's Common Stock. No options may be granted after April 8, 2006.

     Under the September 1996 Plan as of September 30, 1998, options to purchase 2,468,000 shares of the Company's Common Stock at $.625 to $1.00 per share through December 31, 2010 were outstanding, of which options to purchase 1,188,000 shares were exercisable.

     As of September 30, 1997, the Company had granted options to purchase 340,000 shares of the Company's Common Stock to certain officers and employees at an exercise price of $.95 per share. These options expired August 25, 1998.

     As of September 30, 1998, the Company had also granted nonqualified stock options to purchase 700,000 shares of the Company's Common Stock to certain employees at an exercise price of $1.00 per share. These options expire April 2, 2008 and are exercisable as to 50,000 shares per year beginning March 18, 1999, plus an additional 20,000 shares per year if the branch where the employees work meets projected profits each year for five years.

     On November 25, 1998, the Board of Directors granted the holders of incentive stock options to purchase 2,930,000 shares of the Company's Common
Stock the opportunity to cancel their existing options and receive new options for an equivalent number of shares at $.20 per share which was equal to the closing price of the Common Stock as reported on the OTC Bulletin Board on that date. The employees had until February 1, 1999 to decide whether to keep their existing options or elect to receive the replacement options. All of the holders of the incentive stock options to purchase 2,930,000 shares of the Company's Common Stock elected to receive the replacement options. The replacement options will vest one-third on January 30, 1999, one-third on November 25, 1999 and one-third on November 25, 2000. Gary L. Cook, the Chief Financial Officer, Secretary and Treasurer of the Company, exchanged options to purchase 100,000 shares.

     Also, on November 25, 1998, the Company granted 2,800,000 nonqualified stock options to purchase 2,800,000 shares of Common Stock to members of the Board of Directors at a price of $.20 per share which was equal to the closing price of the Common Stock as reported on the OTC Bulletin Board on that date. The options vest at the rate of 20% per year through November 25, 2003 and expire on the anniversary date in 2008; provided, that no option will be exercisable until and unless basic earnings per share of the Company for any fiscal year commencing with the fiscal year ending September 30, 1999, are equal to or exceed $0.10 per share. On the same date, options to purchase 1,793,500 shares of Common Stock were granted under the September 1996 Plan to officers and employees with the same terms except that options relating to 1,093,500 shares do not have the basic earnings per share requirement. These grants relating to 1,793,500 shares will be incentive options if the shareholders approve the increase in the number of shares available for grant pursuant to the September 1996 Plan. If shareholder approval is not obtained, then the options will be nonqualified options. See "Proposal Number Four."

                          EMPLOYEE STOCK OWNERSHIP PLAN

     On September 22, 1989, the Company's Board of Directors adopted an employee stock ownership plan ("ESOP") which provides in pertinent part that the Company may annually contribute tax deductible funds to the ESOP, at its discretion, which are then allocated to the Company's employees based upon the employees' wages in relation to the total wages of all employees in the ESOP.

     The ESOP provides that more than half of the assets in the ESOP must consist of the Company's Common Stock. The ESOP is administered by a board of trustees under the supervision of an advisory committee, both of which are appointed by the Company's Board of Directors. As of December 31, 1998, the ESOP owned 448,682 shares of the Company's Common Stock and no other marketable securities. The shares are contributed at the discretion of the Board of Directors. For the year ended September 30, 1998, no shares have been contributed. Employees become vested in the shares of the Company's Common Stock after six years in the ESOP once the shares have been committed to be released. Employees are 20% vested after two years, vesting an additional 20% each year up to 100% after six years in the ESOP.

                                  SAVINGS PLANS

     The Company has three retirement saving plans covering all employees who are over 21 years of age and have completed one year of eligibility service. The plans meet the qualifications of Section 401(k) of the Internal Revenue Code. Under the plans, eligible employees can contribute through payroll deductions up to 15% of their base compensation. The Company makes a discretionary matching contribution equal to a percentage of the employee's contribution. Officers participate in the plans in the same manner as other employees.

     The Company has no other bonus, profit sharing, pension, retirement, stock purchase, deferred compensation, or other incentive plans.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS
                       AND CERTAIN BUSINESS RELATIONSHIPS

     In December 1997, the Company entered into the Convertible Debenture Agreement with Heng Fung Finance, which was subsequently amended and is described in "Change In Control" of this Proxy Statement. Interest payments totaling $576,889 that were due through December 31, 1998, arising out of convertible debentures acquired pursuant to the Convertible Debenture Agreement, were paid in 1,139,027 shares of Common Stock. The values of the shares of Common Stock paid were based on the closing prices of the Common Stock as of the respective due dates of the interest payments.

     Since January 1, 1998, Fronteer Capital, Inc., a wholly owned subsidiary of the Company, which received the proceeds of the $4,000,000 Convertible Debenture purchased by Heng Fung Private in December 1997 pursuant to the Convertible Debenture Agreement that is described in "Change In Control" of this Proxy Statement, used a portion of the proceeds to purchase approximately 119,430,000 shares of the common stock of Heng Fung Holdings in open market transactions on the Hong Kong Stock Exchange at an average price of approximately $0.02 per share. The shares of the common stock of Heng Fung Holdings had a market price of approximately $0.01 per share on December 31, 1998. Fai H. Chan and Robert H. Trapp are the directors and officers of Fronteer Capital and are directors of Heng Fung Holdings. In addition, Mr. Chan beneficially owns approximately 10.73% of the outstanding common stock of Heng Fung Holdings.

     Heng Fung Holdings has guaranteed through October 31, 2003, the payment of each annual 8% cash dividend on the Series B preferred stock that is being offered by the Company in a private offering if such dividend is not paid by the Company. In consideration for making such guaranty, the Company issued an affiliate of Heng Fung Holdings 250,000 shares of the Company's Common Stock which had a value of $62,500 based on the closing price of $0.25 per share of the Common Stock on the date of the agreement. If Heng Fung Holdings is required to make payment as a result of its guaranty, Heng Fung Holdings or its designee will receive a 12% convertible debenture equivalent to the amount that Heng Fung Holdings is required to pay on the guaranty unless the act of the Company in giving Heng Fung Holdings or its designee the 12% convertible debenture would be deemed to be an illegal distribution under the Colorado Business Corporation Act. In such event, Heng Fung Holdings or its designee would receive such number of shares of the Company's Common Stock as is equal to 90% of the market price of the Common Stock as of the close of business on October 31 or the next business day, if October 31 is not a business day, on which the dividend is payable divided into the amount of the dividend.

         Each 12% convertible debenture that Heng Fung Holdings or its designee receives will bear interest at a rate of 12% per annum and interest only will be payable quarterly with the final payment of the entire unpaid principal balance and all accrued and unpaid interest, if not sooner paid, due and payable on October 1, 2003. Interest is payable in cash or in shares of the Company's Common Stock at the election of Heng Fung Holdings or its designee. Each 12% convertible debenture will be convertible into shares of the Company's Common Stock at a price equal to the lower of $0.35 or the market price of the Company's Common Stock at the time of conversion. In the case of default, the conversion price will be $0.10 per share of the Company's Common Stock. Heng Fung Holdings has advised the Company that Heng Fung Holdings would, at this time, have sufficient liquid assets to pay on its guaranty if it were required to do so. There are no assurances, however, that Heng Fung Holdings will have sufficient asset to pay on its guaranty if it were required to do so in the future.

     On April 25, 1998 the Board of Directors approved a resolution to give 350,000 shares of its Common Stock to Heng Fung Finance for its time, efforts, capital costs and expenses in setting up and operating a New York City office which was transferred to the Company to be operated as an AFFC institutional sales location.

     On October 7, 1998, Fronteer Development Finance Inc., a partially owned subsidiary of the Company ("Fronteer Development"), Heng Fung Finance, and Global Med Technologies, Inc. ("Global") entered into an agreement whereby Fronteer Development purchased, Heng Fung Finance sold and Global consented to the sale of $1,000,000 principal amount of loans made by Heng Fung Finance to Global along with a warrant to purchase an aggregate of 4,000,000 shares of Global's common stock. Fronteer Development paid Heng Fung Finance $1,100,000 for the loans and warrants. The loans and warrants purchased by Fronteer Development were a portion of loans and warrants given pursuant to a joint loan commitment made by Heng Fung Finance and Fronteer Capital, Inc. (subsequently transferred to Fronteer Development) for the benefit of Global.

     In February, 1999, the board of directors of Fronteer Development agreed to amend its Certificate of Incorporation, with the approval of the Company, to cause its Class B Common Stock, which had a 30 to 1 voting preference and was owned by the Company, to be exchanged for an equivalent number of shares of

Class A Common Stock. The Class A Common Stock has one vote per share. The amendment to Fronteer Development's Certificate of Incorporation designates a share of Class A Preferred Stock. The Class A Preferred Stock gives the holder 50% of the vote in the election of Directors of Fronteer Development. Fronteer Development plans to sell the Class A Preferred Stock for $1,000 to Pleasemore, Ltd., a British Virgin Islands company wholly owned by Fai H. Chan, the Chairman, President and a Director of the Company. In addition, the amendment will change the name of Fronteer Development to a name which is more representative of Fronteer Development's plans to enter into the Internet financing business.

                     5 YEAR CUMULATIVE TOTAL RETURN SUMMARY

                                         STARTING
                                          BASIS
        DESCRIPTION                        1993       1994        1995         1996        1997         1998
-------------------------------------------------------------------------------------------------------------

Fronteer Financial Holdings (%) .......              -12.50       71.43       -16.67       10.00       -67.27
Fronteer Financial Holdings ($) .......  $100.00     $87.50     $150.00      $125.00     $137.50       $45.00

Russell 2000 (%) ......................               -3.18       26.21        15.70       22.23        -2.24
Russell 2000 ($) ......................  $100.00    $101.32     $139.40      $171.40     $228.59      $293.91

IMN Financial (%) .....................                0.00        0.00       -28.57     1431.25       -30.61
IMN Financial ($) .....................  $100.00     $96.42     $126.25      $150.49     $199.03      $227.74

                               PROPOSAL NUMBER TWO

              APPROVAL OF THE ADOPTION OF AN AMENDMENT TO ARTICLE I
                 OF THE ARTICLES OF INCORPORATION OF THE COMPANY
                     TO CHANGE THE NAME OF THE COMPANY FROM
                       "FRONTEER FINANCIAL HOLDINGS, LTD."
                           TO "eVISION USA.COM, INC. "

     The Directors of the Company are recommending that Article I of the Company's Articles of Incorporation be amended to change the name of the Company from Fronteer Financial Holdings, Ltd. to eVision USA.Com, Inc. The Directors of the Company recommend such change because the Directors believe the new name is more representative of the Company's current and planned operations.

     If this proposal is approved, the officers of the Company will file an amendment to the Articles of Incorporation of the Company with the Colorado Secretary of State to amend Article I. Upon the filing of this amendment, the name of the Company will change from "Fronteer Financial Holdings, Ltd." to "eVision USA.Com, Inc."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL TO ADOPT AN AMENDMENT TO ARTICLE I OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY FROM "FRONTEER FINANCIAL HOLDINGS, LTD." TO "eVISION USA.COM, INC."

                              PROPOSAL NUMBER THREE

                 AUTHORIZATION OF BOARD OF DIRECTORS TO ADOPT AN
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                       TO EFFECTUATE A REVERSE STOCK SPLIT


     Summary. The Company's Common Stock was listed on the Nasdaq SmallCap Market until October 21, 1998, when the Company's Common Stock was delisted from the Nasdaq Small Cap Market because the Company did not satisfy certain maintenance requirements established by the National Association of Securities Dealers, Inc. ("NASD").

     In order to again be listed on the Nasdaq SmallCap Market the Company will have to meet several requirements. One of these requirements is that the Common Stock have a minimum bid price of $4.00 per share. As of March 3, 1999, the bid price of the Common Stock was $_____ per share. As a result, the Company, based on the recent bid price of the Company's Common Stock, would not be able to have its Common Stock eligible to be listed on the Nasdaq SmallCap Market without the Company effectuating a reverse split in a sufficient amount to attempt to assure that the Company's Common Stock would have a minimum bid price of at least $4.00 per share. The Board of Directors believes that it is in the best interests of the Company's stockholders that the Company's Common Stock be included on the Nasdaq SmallCap Market or another securities trading market at a strategic time in the future. Accordingly, in anticipation of such strategic time, the Board of Directors has requested that the stockholders of the Company authorize the Board of Directors to adopt an amendment to the Company's Articles of Incorporation at such time as the Board of Directors deems it appropriate to effectuate a reverse split of the Company's outstanding Common Stock in such manner as is deemed necessary by the Board of Directors in order for the Company to be listed on the Nasdaq SmallCap Market or to obtain a listing on another trading system of the NASD, a national securities exchange or another securities trading market as selected by the Board of Directors in its sole discretion. If such authority is provided to the Board of Directors, it will enable the Board of Directors to effectuate a reverse split of the Company's outstanding Common Stock without further action by the stockholders and enable the Company to expeditiously effectuate a reverse split for the aforementioned purposes. Any fractional shares resulting from any reverse stock split will be rounded up to the next whole share.

     Effect of Reverse Stock Split on Stockholders. The amount of a reverse split and the date when a reverse split will occur, if at all, will be determined by the Board of Directors in its sole discretion. The reverse stock split will result in each stockholder of record, as of a specific record date to be determined by the Board of Directors, owning a proportionately smaller number of shares with the end result being that each stockholder maintains the proportionate number of shares in the Company's Common Stock that each stockholder owned prior to such reverse stock split. For example, with each of the following numbers used for hypothetical purposes only, if a stockholder owned 1,811,708 shares of 18,117,084 shares outstanding on a record date determined by the Board of Directors, and if the Board of Directors effectuates a 1 for 10 reverse stock split, then subsequent to the reverse stock split such stockholder would own 181,171 shares of the 1,811,708 shares outstanding. The stockholder would maintain a 10% ownership interest in the outstanding Common Stock both prior to and subsequent to the hypothetical reverse stock split. A reverse stock split effectuated by the Board of Directors would not, by itself, result in any taxable distributions or any dilution to the stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO ADOPT AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECTUATE A REVERSE SPLIT.

                              PROPOSAL NUMBER FOUR

            APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE SEPTEMBER
              1996 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN TO
                  INCREASE THE NUMBER OF SHARES OF COMMON STOCK
                    OF THE COMPANY THAT ARE AUTHORIZED TO BE
                        OPTIONED AND SOLD UNDER SUCH PLAN
                           FROM 2,500,000 TO 7,500,000

     Summary. The Company's Board of Directors has adopted and the shareholders have approved the September 1996 Incentive and Nonstatutory Stock Option Plan, as amended by a First and proposed Second Amendment (the "September 1996 Plan"). A copy of the September 1996 Plan is attached to this Proxy Statement as Exhibit
A. The following is a brief summary of the September 1996 Plan, which is qualified in its entirety by reference to Exhibit A.

     Options granted under the September 1996 Plan may be either nonstatutory stock options or incentive stock options. The purpose of the September 1996 Plan is to advance the interests of the Company, its stockholders and its subsidiaries by encouraging and enabling selected officers, directors, employees, and consultants of the Company, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock through the exercise of stock options.

     Amount of Common Stock Subject to Options Under the September 1996 Plan. The September 1996 Plan currently provides for the grant of stock options covering an aggregate of 2,500,000 shares of Common Stock. The number of shares of Common Stock subject to options is subject to equitable adjustments for any stock dividends, stock splits, reverse stock splits, combinations, recapitalizations, reclassifications or any other similar changes which may be required in order to prevent dilution. Any option which is not exercised prior to expiration or which otherwise terminates will thereafter be available for further grant under the September 1996 Plan. See "Stock Option Plans" above regarding Nonstatutory Options and Incentive Options outstanding as of September 30, 1998. The Company's Board of Directors has approved the Second Amendment, a copy of which is included as a part of Exhibit A, to the September 1996 Plan to increase to 7,500,000 the number of shares eligible to be granted under the September 1996 Plan.

     Administration of the September 1996 Plan. The September 1996 Plan may be administered by the Board of Directors or by a committee appointed by the Board of Directors consisting of not fewer than two non-employee members of the Board of Directors (the "Committee"). Subject to the conditions set forth in the September 1996 Plan, the Board of Directors or the Committee has full and final authority to determine the number of shares to be represented by each option, the individuals to whom and the time or times at which such options shall be granted and be exercisable, their exercise prices and the terms and provisions of the respective agreements to be entered into at the time of grant, which may vary. The September 1996 Plan is intended to be flexible and a significant amount of discretion is vested in the Board of Directors or the Committee with respect to all aspects of the options to be granted under the September 1996 Plan.

     Participants. Nonstatutory Options may be granted under the September 1996 Plan to any person who is or who agrees to become an officer, director, employee or consultant of the Company or any of its subsidiaries. Incentive Options may be granted only to persons who are employees of the Company or any of its subsidiaries. As of March 3, 1999, the Company and its subsidiaries had approximately 220 employees. The participants will not be required to pay any sums for the granting of options, but may be required to pay the Company for extending the options. As of September 30, 1998, the Board of Directors had granted Incentive Options to purchase 1,158,000 shares of the Company's Common Stock at a price of $.625 per share under the September 1996 Plan, all of which were granted to employees of the Company and all of which expire by September 9, 2006 if not previously exercised.

     On November 25, 1998, the Board of Directors granted 1,793,500 options to 167 employees of the Company. The options will be considered incentive stock options granted pursuant to the September 1996 Plan if the stockholders approve Proposal Number Four; otherwise the options will be considered nonstatutory options. The options are exercisable at $0.20 per share and vest 20% per year through November 25, 2003 and expire November 24, 2008.

     Exercise Plan. The exercise price of each nonstatutory option granted under the September 1996 Plan will be determined by the Board or the Committee. The exercise price of each incentive option granted under the September 1996 Plan will be determined by the Board of Directors or the Committee and will in no event be less than 100% (110% in the case of a person who owns directly or indirectly more than 10% of the Common Stock) of the fair market value of the shares on the date of grant. The payment of the exercise price of an option may be made in cash or shares of Common Stock, as more fully described under "Consideration and Method of Payment" and "Exercise of Option" in the September 1996 Plan. Fair market value will be determined by the Board of Directors or the Committee in accordance with the September 1996 Plan and such determination shall be binding upon the Company and upon the holder. The closing sale price of the Common Stock on March 3, 1999 was $._______ per share.

     Terms of Options. Options may be granted for a term of up to 10 years (five years in the case of incentive options granted to a person who owns directly or indirectly more than 10% of the Company's outstanding Common Stock), which may extend beyond the term of the September 1996 Plan.

     Exercise of Options. The terms governing the exercise of options granted under the September 1996 Plan shall be determined by the Board of Directors or the Committee, which may limit the number of options exercisable in any period. Payment of the exercise price upon exercise of an option may be made in any combination of cash and shares of Common Stock, including the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price of additional options (unless the Board or the Committee provides otherwise). Where payment is made in Common Stock, such Common Stock shall be valued for such purpose at the fair market value of such shares on the date of exercise.

     Nontransferability. Incentive options granted under the September 1996 Plan are not transferable or assignable, other than by will or the laws of descent and distribution and, during the lifetime of the holder, options are exercisable only by the holder. Nonstatutory options are not required to contain restrictions on transferability.

     Termination of Relationship. Except as the Board of Directors or the Committee may expressly determine otherwise, if the holder of an incentive option ceases to be employed by or to have another qualifying relationship (such as that of director) with the Company or any of its subsidiaries other than by reason of the holder's death or permanent disability, all incentive options granted to such holder under the September 1996 Plan shall terminate immediately, except for incentive options which were exercisable on the date of such termination of relationship, which incentive options shall terminate 90 days after the date of such termination of relationship, unless such incentive options specify by their terms an earlier expiration or termination date. In the event of the death or permanent disability of the holder of an incentive option, options may be exercised to the extent that the holder might have exercised the options on the date of death or permanent disability for a period of up to 12 months following the date of death or permanent disability, unless by their terms the options expire before the end of such 12 month period.

     Amendment and Termination of the September 1996 Plan. The Board of Directors may at any time and from time to time amend or terminate the September 1996 Plan, but may not, without the approval of the stockholders of the Company representing a majority of the voting power present at a stockholders' meeting or represented and entitled to vote thereon, or by unanimous written consent of the stock holders, (i) increase the maximum number of shares of Common Stock subject to options which may be granted under the September 1996 Plan, other than in connection with an equitable adjustment, (ii) change the class of employees eligible for incentive options, or (iii) make any material amendment under the September 1996 Plan that must be approved by the Company's stockholders for the Board of Directors to be able to grant incentive options under the September 1996 Plan. No amendment or termination of the September 1996 Plan by the Board of Directors may alter or impair any of the rights under any option granted under the September 1996 Plan without the holder's written consent.

     Effective Date and Term of the September 1996 Plan. Options may be granted under the September 1996 Plan during its 10 year term, which commenced on September 10, 1997.

Certain Federal Income Tax Consequences.

     Incentive Options. The Company believes that with respect to incentive options granted under the September 1996 Plan, no income generally will be recognized by an optionee for federal income tax purposes at the time such an option is granted or at the time it is exercised. If the optionee makes no disposition of the shares so received within two years from the date the incentive option was granted and one year from the receipt of the shares pursuant to the exercise of the incentive option, the optionee will generally recognize long term capital gain or loss upon disposition of the shares.

     If the optionee disposes of shares acquired by exercise of an incentive option before the expiration of the applicable holding period, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition generally to the extent that the lesser of the fair market value of the shares on the date the option was exercised or the fair market value at the time of such disposition exceeds the exercise price. Any amount realized upon such a disposition in excess of the fair market value of the shares on the date of exercise generally will be treated as long term or short term capital gain, depending on the holding period of the shares. A disqualifying disposition will include the use of shares acquired upon exercise of an incentive option in satisfaction of the exercise price of another option prior to the satisfaction of the applicable holding period.

     The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an incentive option. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for federal income tax purposes equal to the amount taxable to the optionee as ordinary income in connection with such disqualifying disposition (assuming that such amount constitutes reasonable compensation).

     Nonstatutory Options. The Company believes that the grant of a nonstatutory option under the September 1996 Plan will not be subject to federal income tax. Upon exercise, the optionee generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction for federal income tax purposes (assuming that such compensation is reasonable), in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Gain or loss on the subsequent sale of shares received on exercise of a nonstatutory option generally will be long term or short term capital gain or loss, depending on the holding period of the shares.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL AN AMENDMENT TO THE SEPTEMBER 1996 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY THAT ARE AUTHORIZED TO BE OPTIONED AND SOLD UNDER THE PLAN FROM 2,500,000 TO 7,500,000.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of KPMG Peat Marwick LLP, the Company's principal independent accountants for the three fiscal years ended September 30, 1998, are expected to be present at the Meeting, have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the next annual meeting of the Company's stockholders must be received by the Company within a reasonable time prior to the mailing of the proxy statement for such Meeting but no later than November 16, 1999.

     Proxies that confer discretionary authority will not be able to be voted on stockholder proposals which stockholders do not request be included in the Company's proxy statement to be used in connection with the Company's Annual Meeting of Stockholders if by January 31, 2000, the stockholder provides the Company with advance written notice of such proposal. Therefore, if a stockholder fails to so notify the Company of such a stockholder proposal by January 31, 2000, proxies that confer discretionary authority will be able to be voted when the proposal is presented at the Annual Meeting of Stockholders.

                             SOLICITATION OF PROXIES

     The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to stockholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary to obtain a quorum, officers and regular employees of the Company may make solicitations of proxies by telephone or electronic facsimile or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their charges and expenses in this connection.

                                 OTHER BUSINESS

     The Company's Board of Directors does not know of any matters to be presented at the Meeting other than the matters set forth herein. If any other business should come before the Meeting, the persons named in the enclosed form of Proxy will vote such Proxy according to their judgment on such matters.

                                     BY ORDER OF THE BOARD OF DIRECTORS



                                     GARY L. COOK, SECRETARY


Denver, Colorado
March 15, 1999

                                    EXHIBIT A

                               SECOND AMENDMENT TO
                        FRONTEER FINANCIAL HOLDINGS, LTD.
                    SEPTEMBER 1996 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN


     THIS SECOND AMENDMENT ("Amendment") is made as of this 25th day of November, 1998 to the Fronteer Financial Holdings, Ltd. ("Company") September 1996 Incentive and Nonstatutory Stock Option Plan ("Plan"). In the event of any conflict between the terms of this Amendment and the terms of the Plan, the terms of this Amendment shall control. All capitalized terms not defined in this Amendment shall have their respective meanings set forth in the Plan.

     The Plan shall be amended as follows:

     1. Stock Subject to the Plan. The first sentence of Section 3 of the Plan is hereby deleted and replaced with the following sentence:

          "Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 7,500,000 shares of Common Stock."

     2. Amendment and Termination of the Plan. Subsection 13.a.(i) of the Plan is hereby deleted and replaced with the following;

          "(i) An increase in the number of Shares subject to the Plan above 7,500,000 Shares, other than in connection with an adjustment under Section 11 of the Plan;"

     3. Ratification. Except as modified herein, the terms and conditions of the Plan are hereby ratified by this Amendment.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment effective as of the date first set forth above.


                            FRONTEER FINANCIAL HOLDINGS, LTD.,
                            a Colorado corporation



                            By: /s/ Fai H. Chan
                                ------------------------------------------------
                                Fai H. Chan, Chairman of the Board and President

                               FIRST AMENDMENT TO
                        FRONTEER FINANCIAL HOLDINGS, LTD.
                    SEPTEMBER 1996 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN


     THIS FIRST AMENDMENT ("Amendment") is made as of this 19th day of February, 1997 to the Fronteer Financial Holdings, Ltd. ("Company") September 1996 Incentive and Nonstatutory Stock Option Plan ("Plan"). In the event of any conflict between the terms of this Amendment and the terms of the Plan, the terms of this Amendment shall control. All capitalized terms not defined in this Amendment shall have their respective meanings set forth in the Plan.

     The Plan shall be amended as follows:

     1. Stock Subject to the Plan. The first sentence of Section 3 of the Plan is hereby deleted and replaced with the following sentence:

          "Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,500,000 shares of Common Stock."

     2. Amendment and Termination of the Plan. Subsection 13.a.(i) of the Plan is hereby deleted and replaced with the following:

          "(i) An increase in the number of Shares subject to the Plan above 2,500,000 Shares, other than in connection with an adjustment under Section 11 of the Plan;"

     3. Ratification. Except as modified herein, the terms and conditions of the Plan are hereby ratified by this Amendment.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment effective as of the date first set forth above.


                                    FRONTEER FINANCIAL HOLDINGS, LTD.,
                                    a Colorado corporation



                                    By: /s/ R. A. Fitzner, Jr.
                                        ----------------------------------------
                                        R.A. Fitzner, Jr., Chairman of the Board

                        FRONTEER FINANCIAL HOLDINGS, LTD.

                    SEPTEMBER 1996 INCENTIVE AND NONSTATUTORY
                                STOCK OPTION PLAN


     1. Purpose of the Plan. The purposes of this September 1996 Incentive and Nonstatutory Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business. Options granted hereunder may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or "nonstatutory stock options," at the discretion of the Board and as reflected in the terms of the written stock option agreement.

     2. Definitions. As used herein, the following definitions shall apply:

          a. "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company if no Committee is appointed.

          b. "Code" shall mean the Internal Revenue Code of 1986, as amended.

          c. "Common Stock" shall mean the $0.01 par value common stock of the Company.

          d. "Company" shall mean Fronteer Financial Holdings, Ltd., a Colorado corporation.

          e. "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed, or the Board if no committee is appointed.

          f. "Consultant" shall mean any person who is engaged by the Company or any Subsidiary to render consulting services and is compensated for such consulting services, but does not include a director of the Company who receives compensation solely in his capacity as a director of the Company.

          g. "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          h. "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          i. "Incentive Stock Option" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Optionee granted an Incentive Stock Option under the Plan.

          j. "Non-Employee Director" shall mean a director who:

               (i) Is not currently an officer (as defined in Section 16a-1(f) of the Securities Exchange Act of 1934, as amended) of the Company or a Parent or Subsidiary of the Company, or otherwise currently employed by the Company or a Parent or Subsidiary of the Company.

               (ii) Does not receive compensation, either directly or indirectly, from the Company or a Parent or Subsidiary of the Company, for services rendered as a Consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

               (iii) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K adopted by the United States Securities and Exchange Commission.

          k. "Nonstatutory Stock Option" shall mean an Option granted under this Plan which does not qualify as an Incentive Stock Option and which shall be clearly identified as such in the written Stock Option Agreement provided by the Company to each Optionee granted a Nonstatutory Stock Option under this Plan. To the extent that the aggregate fair market value of Optioned Stock to which Incentive Stock Options granted under Options to an Employee are exercisable for the first time during any calendar year (under the Plan and all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options under the Plan. The aggregate fair market value of the Optioned Stock shall be determined as of the date of grant of each Option and the determination of which Incentive Stock Options shall be treated as qualified incentive stock options under Section 422 of the Code and which Incentive Stock Options exercisable for the first time in a particular year in excess of the $100,000 limitation shall be treated as Nonstatutory Stock Options shall be determined based on the order in which such Options were granted in accordance with Section 422(d) of the Code.

          l. "Option" shall mean an Incentive Stock Option, a Nonstatutory Stock
     Option  or  both  as  identified  in  a  written  Stock  Option   Agreement
     representing such stock option granted pursuant to the Plan.

          m. "Optioned Stock" shall mean the Common Stock subject to an Option.

          n. "Optionee" shall mean an Employee or other person who is granted an option.


          o. "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          p. "Plan" shall mean this September 1996 Incentive and Nonstatutory Stock Option Plan.

          q. "Share" shall mean a share of the Common Stock of the Company, as adjusted in accordance with Section 11 of the Plan.

          r. "Stock Option Agreement" shall mean the agreement to be entered into between the Company and each Optionee which shall set forth the terms and conditions of each Option granted to each Optionee, including the number of Shares underlying such Option and the exercise price of each Option granted to such Optionee under such agreement.

          s. "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,750,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of the Plan.

          a. Procedure. The Plan shall be administered by the Board or a Committee appointed by the Board consisting of two or more Non-Employee Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.

               (i) Once appointed, the Committee shall continue to serve until otherwise directed by the Board (which for purposes of this paragraph
          (a)(i) of this Section 4 shall be the Board of Directors of the Company). From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

               (ii) Members of the Board who are granted, or have been granted, Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan.

          b. Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion:

               (i) To grant Incentive Stock Options, in accordance with Section 422 of the Code and Nonstatutory Stock Options or both as provided and identified in a separate written Stock Option Agreement to each Optionee granted such Option or Options under the Plan; provided however, that in no event shall an Incentive Stock Option and a Nonstatutory Stock Option granted to any Optionee under a single Stock Option Agreement be subject to a "tandem" exercise arrangement such that the exercise of one such Option affects the Optionee's right to exercise the other Option granted under such Stock Option Agreement;

               (ii) To determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock;

               (iii) To determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with
          Section 8(a) of the Plan;

               (iv) To determine the Employees or other persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option;

               (v) To interpret the Plan;

               (vi) To prescribe, amend and rescind rules and regulations relating to the Plan;

               (vii) To determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option;

               (viii) To accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of
          Section 7 of the Plan;

               (ix) To authorize  any person to execute on behalf of the Company
          any  instrument   required  to  effectuate  the  grant  of  an  Option
          previously granted by the Board; and

               (x)  To  make  all  other  determinations   deemed  necessary  or
          advisable for the administration of the Plan.

          c. Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other permissible holders of any Options granted under the Plan.

     5. Eligibility.

          a. Persons Eligible. Options may be granted to any person selected by the Board. Incentive Stock Options may be granted only to Employees. An Employee, who is also a director of the Company, its Parent or a Subsidiary, shall be treated as an Employee for purposes of this Section 5. An Employee or other person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          b. No Effect on Relationship. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or other relationship with the Company nor shall it interfere in any way with his right or the Company's right to terminate his employment or other relationship at any time.

     6. Term of Plan. The Plan shall become effective at 2:30 p.m. on September 10, 1996. It shall continue in effect until September 9, 2006, unless sooner terminated under Section 13 of the Plan.

     7. Term of Option. The term of each Option shall be 10 years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, if the Option is an Incentive Stock Option, the term of the Option shall be five years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement.

     8. Exercise Price and Consideration.

          a. Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but the per Share exercise price under an Incentive Stock Option shall be subject to the following:

               (i) If granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10 % of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall not be less than 110% of the fair market value per Share on the date of grant.

               (ii) If granted to any other Employee, the per Share exercise price shall not be less than 100% of the fair market value per Share on the date of grant.

          b. Determination of Fair Market Value. The fair market value per Share on the date of grant shall be determined as follows:

               (i) If the Common Stock is listed on the New York Stock Exchange, the American Stock Exchange or such other securities exchange designated by the Board, or admitted to unlisted trading privileges on any such exchange, or if the Common Stock is quoted on a National Association of Securities Dealers, Inc. system that reports closing prices, the fair market value shall be the closing price of the Common Stock as reported by such exchange or system on the day the fair market value is to be determined, or if no such price is reported for such day, then the determination of such closing price shall be as of the last immediately preceding day on which the closing price is so reported;

               (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, the fair market value shall be the average of the last reported highest bid and the lowest asked prices quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or, if not so quoted, then by the National Quotation Bureau, Inc. on the day the fair market value is determined; or

               (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, and bid and asked prices are not reported, the fair market value shall be determined in such reasonable manner as may be prescribed by the Board.

          c. Consideration and Method of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, other shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the Colorado Business Corporation Act.

     9. Exercise of Option.

          a. Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may provide the Optionee with the right to exchange, in a cashless transaction, all or part of the Option for Common Stock of the Company on terms and conditions determined by the Board and included in the Stock Option Agreement.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment, as authorized by the Board, may consist of a consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of the duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          b. Termination of Status as an Employee. In the case of an Incentive Stock Option, if any Employee ceases to serve as an Employee, he may, but only within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          c. Disability of Optionee. In the case of an Incentive Stock Option, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within such period of time not exceeding 12 months as is determined by the Board at the time of grant of the Option, from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          d. Death of Optionee. In the case of an Incentive Stock Option, in the event of the death of the Optionee:

               (i) During the term of the Option if the Optionee was at the time of his death an Employee the Company and had been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee 12 months after the date of death; or

               (ii) Within such period of time not exceeding three months as is determined by the Board at the time of grant of the Option after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within 12 months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. Nontransferability of Options. In the case of an Incentive Stock Option, the Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of the proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in a transaction in which the Company is not the survivor, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of 30 days from the date of such notice, and the Option will terminate upon the expiration of such period.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee or other person to whom an Option is so granted within a reasonable time after the date of such grant. Within a reasonable time after the date of the grant of an Option, the Company shall enter into and deliver to each Employee or other person granted such Option a written Stock Option Agreement as provided in Sections 2(r) and 16 hereof, setting forth the terms and conditions of such Option and separately identifying the portion of the Option which is an Incentive Stock Option and/or the portion of such Option which is a Nonstatutory Stock Option.

     13. Amendment and Termination of the Plan.

          a. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the Plan:

               (i) An increase in the number of Shares subject to the Plan above 1,750,000 Shares, other than in connection with an adjustment under
          Section 11 of the Plan;

               (ii) Any change in the designation of the class of Employees eligible to be granted Incentive Stock Options; or

               (iii) Any material amendment under the Plan that would have to be approved by the shareholders of the Company for the Board to continue to be able to grant Incentive Stock Options under the Plan.

          b. Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, applicable state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of legal counsel for the Company with respect to such compliance.

     As a condition to the existence of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares and such other representations and warranties which in the opinion of legal counsel for the

Company, are necessary or appropriate to establish an exemption from the registration requirements under applicable federal and state securities laws with respect to the acquisition of such Shares.

     15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's legal counsel to be necessary for the lawful issuance and sale of any Share hereunder, shall relieve the Company of any liability relating to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. Option Agreement. Each Option granted to an Employee or other persons shall be evidenced by a written Stock Option Agreement in such form as the Board shall approve.

     17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company on or before September 9, 1997. If such shareholder approval is obtained at a duly held shareholders meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the voting stock of the Company, who are present or represented and entitled to vote thereon, or by unanimous written consent of the shareholders in accordance with the provisions of the Colorado Business Corporation Act.

     18. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

     19. Gender. As used herein, the masculine, feminine and neuter genders shall be deemed to include the others in all cases where they would so apply.

     20. Choice of Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS PLAN AND THE INSTRUMENTS EVIDENCING OPTIONS WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF COLORADO.

     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan effective as of 2:30 p.m. the 10th day of September, 1996.

                                   FRONTEER FINANCIAL HOLDINGS, LTD.,
                                   a Colorado corporation


                                   By: /s/ R. A. Fitzner, Jr.
                                       -----------------------------------------
                                       R. A. Fitzner, Jr., Chairman of the Board

                                      PROXY

                        FRONTEER FINANCIAL HOLDINGS, LTD.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 15, 1999


     The undersigned hereby constitutes and appoints Fai H. Chan and Robert H. Trapp, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.01 par value common stock ("Common Stock") of Fronteer Financial Holdings, Ltd. (the "Company") at the Annual Meeting of Stockholders (the "Meeting") to be held in the Board Room of the Company, One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on April 15, 1999, at 10:00 a.m. Mountain Time, and at all adjournment(s) thereof for the following purposes:


     1. Election of Directors;

        [  ]  FOR THE DIRECTOR          [  ]   WITHHOLD AUTHORITY TO VOTE
              NOMINEES LISTED BELOW            FOR ALL NOMINEES LISTED
              (EXCEPT AS MARKED TO
              THE CONTRARY BELOW)

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

               Fai H. Chan                      Jeffrey M. Busch
               Robert H. Trapp                  Robert Jeffers, Jr.
               Kwok Jen Fong

     2. Adoption of an amendment to Article I of the Articles of Incorporation of the Company to change the name of the Company from "Fronteer Financial Holdings, Ltd." to "eVision USA.Com, Inc.";

          [  ]  FOR       [  ]  AGAINST     [  ]  ABSTAIN FROM VOTING

     3. Authorizing the Board of Directors of the Company to adopt an amendment to the Company's Articles of Incorporation at such time as the Board of Directors deems it appropriate to effectuate a reverse split of the Company's outstanding Common Stock in such manner as is deemed necessary by the Board of Directors of the Company;

          [  ]  FOR       [  ]  AGAINST     [  ]  ABSTAIN FROM VOTING

     4. Adoption of an amendment to the September 1996 Incentive and Nonstatutory Stock Option Plan to increase the number of shares of Common Stock of the Company that are authorized to be optioned and sold under such plan from 2,500,000 to 7,500,000;

          [  ]  FOR       [  ]  AGAINST     [  ]  ABSTAIN FROM VOTING

     5. In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the Meeting.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR THE ELECTION OF THE DIRECTORS AND FOR THE OTHER ITEMS LISTED ABOVE.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and Annual Report to Stockholders furnished therewith.

                                            Dated and Signed:
                                                                         , 1999
                                            -----------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            Signature(s)  should  agree with the
                                            name(s) stenciled hereon. Executors,
                                            administrators,  trustee,  guardians
                                            and  attorneys  should  so  indicate
                                            when   signing.   Attorneys   should
                                            submit powers of attorney.

                                        2